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                                                                   EXHIBIT 10.31







                                    ADDENDUM
                                       TO
                              EMPLOYMENT AGREEMENT
                              DATED AUGUST 19, 1996
                                     BETWEEN
                             DAVID D. MUTH AND NABI


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Nabi
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                                           5800 PARK OF COMMERCE BOULEVARD, N.W.
                                                           BOCA RATON, FL  33487



             Addendum to Employee Agreement dated August 19, 1996
                               Mr. David D. Muth



Effective May 15, 1998, the above referenced Employee Agreement is hereby amended as follows:






              Section 7 (C) ".... Nabi will pay you severance pay of twelve (12)
              months of your annual base salary..."







 /s/ David D. Muth                                          5/18/98
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DAVID D. MUTH                                      DATE




Approved:




/s/ David J. Gury                                           5/15/98
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DAVID J. GURY                                      DATE